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                       JPMORGAN INTERNATIONAL EQUITY FUNDS

                  JPMORGAN FLEMING EMERGING MARKETS EQUITY FUND
                                ALL SHARE CLASSES

                        SUPPLEMENT DATED JANUARY 15, 2002
                   TO THE PROSPECTUSES DATED SEPTEMBER 7, 2001



The information under the heading "Portfolio Managers" for the above referenced Fund is hereby deleted in its entirely and replaced with the following:


FLEMING EMERGING MARKETS EQUITY FUND

The management team is led by Satyen Mehta, Managing Director, who has been at JPMIM or one of its affiliates since 1984, and Alejandro Baez-Sacasa, Vice President, who has been at JPMIM or one of its affiliates since 1982. Mr. Mehta has been on the team since the Fund's inception. Mr. Baez-Sacasa joined the team in 1995.